UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 17, 2005.
       -------------------------------------------------------------------

                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         New  York                  000-30252                98-0225226
 ----------------------------     -------------          -------------------
(State or other jurisdiction      (Commission               (IRS Employer
   of  incorporation)             File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)
[  ]  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  3.01.  Notice  of Delisting or Failure to Satisfy a Continued Listing
             Rule  or  Standard; Transfer  of  Listing

     Further to the Form 8-K submitted on October 3, 2005 with respect to the Notice from the American Stock Exchange (the "Amex" or "Exchange") stating that it had determined to proceed with the filing of an application with the Securities and Exchange Commission to revoke the Company's common stock from listing and registration on the Exchange, the Company has been accepted on the Over the Counter Bulletin Board and the listing has been transferred. The Company is no longer listed on the Amex and its stock began trading today under the symbol OTCBB:GBIW.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GENESIS  BIOVENTURES,  INC.
                               (Registrant)

Dated:  October  17,  2005     By   /s/  E.  Greg  McCartney
                               ---------------------------------
                               E.  Greg  McCartney
                               Chairman  and  CEO


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